UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 22, 2004


                            FACTORY 2-U STORES, INC.
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             (Exact name of registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)

      1-10089                                             51-0299573
------------------------                       ---------------------------------
(Commission File Number)                       (IRS Employer Identification No.)


                  4000 RUFFIN ROAD, SAN DIEGO, CALIFORNIA 92123
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                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (858) 627-1800


                                       NA
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          (Former name or former address, if changed since last report)

     Exhibit 99.1 is furnished pursuant to Item 5 and shall not be deemed "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. In addition, the information in this exhibit, shall not be deemed to be incorporated by reference into the filings of Factory 2-U Stores, Inc. under the Securities Act of 1933, as amended.



Item 5. Other Events

     In the press release dated March 22, 2004, Factory 2-U Stores, Inc. (the "Company") announced that Norman Dowling has joined the Company as Executive Vice President and Chief Financial Officer effective immediately. In addition, the Company announced that, on March 16, 2004, Norman G. Plotkin, the Company's Chief Executive Officer, was elected to the Company's Board of Directors. The full text of this press release is furnished with this report as Exhibit 99.1.




                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                FACTORY 2-U STORES, INC.

     March 22, 2004                             By:      /s/ Norman G. Plotkin
     --------------                                      ----------------------
          Date                                           Norman G. Plotkin
                                                         Chief Executive Officer



                                  Exhibit Index



        Exhibit No.                    Description
        99.1                           Press release of Factory 2-U Stores, Inc.
                                       dated March 22, 2004.